UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 07, 2016

BIOCUBE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-137920	20-3547389
(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

1531 Smithtown Avenue, Bohemia, NY 11716

 (Address of principal executive offices)

Registrant’s telephone number, including area code:  888-827-7901

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a -12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d -2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e -4(c))

ITEM 4.01.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Dismissal of Independent Registered Public Accounting Firm

On June 07, 2016, Li and Company, PC (“Li”) was dismissed as the independent registered public accounting firm of BioCube, Inc. (the “Company”).  The Company’s Board of Directors, acting in the capacity of an audit committee, approved the dismissal of Li.

Li did not report on any of the Company’s financial statements.

The Company provided Li with a copy of the foregoing disclosures and requested Li to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Li agrees with the disclosures.  A copy of Li’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

As of June 01, 2016, the Company’s Board of Directors, acting in the capacity of an audit committee, is actively searching for a Company’s new independent registered public accounting firm to act as the principal accountant to audit the Company’s financial statements and will issue Form 8-K report when such firm is engaged.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Li, and Company, PC regarding the matters disclosed in Item 4.01 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 07, 2016	BIOCUBE, INC.

	By:	/s/ Paul Lisak
Name: Paul Lisak
Title: Chief Executive and Financial Officer

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